Transaction with JD.com, Inc.	12 Months Ended
Dec. 31, 2022
Transaction with JD.com, Inc.
Transaction with JD.com, Inc.

5. Transaction with JD.com, Inc.

On May 8, 2015, the Company entered into a share subscription agreement with Fabulous Jade Global Limited, an affiliate of JD.com, Inc., and a Business Cooperation Agreement (“BCA”) with JD. Com, Inc. (“JD”) for a period of five years. Pursuant to these agreements, the Company issued 65,625,000 Class A ordinary shares for a cash consideration of RMB1,528.2 million (US$250 million) and the business resource contributed by JD. According to BCA, the business resource includes the exclusive rights to operate the leisure travel channel for both JD’s website and mobile application and JD’s preferred partnership for hotel and air ticket reservation service, the internet traffic support and marketing support for the leisure travel channel for a period of five years started from August 2015.

The acquisition of BCA is considered as assets acquisition and the intangible assets acquired include the exclusive operation right of leisure travel channel, preferred partnership of hotel and air ticket reservation service, traffic and marketing supports. Due to the downturn in business activities in 2020, the Group wrote down RMB9,554 for these intangible assets for the year ended December 31, 2020. As of December 31, 2020, the five-year agreement had expired, and the carrying value of above intangible assets was nil, so the Group wrote off these intangible assets.